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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: October 22, 2001

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Exact Name of Registrant                 Commission          I.R.S. Employer
as Specified in Its Charter              File Number        Identification No.
---------------------------              -----------        ------------------

Hawaiian Electric Industries, Inc.         1-8503              99-0208097
Hawaiian Electric Company, Inc.            1-4955              99-0040500

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                                 State of Hawaii
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                   900 Richards Street, Honolulu, Hawaii 96813
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

            (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
            (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events

News release
------------

On October 22, 2001, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO WEBCAST AND TELECONFERENCE THIRD QUARTER EARNINGS ON THURSDAY, NOVEMBER 1, 2001

     HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) announced that it will release its third quarter earnings on Wednesday, October 31, 2001 after market close. The Company will also conduct a webcast and teleconference call to review its third quarter earnings on Thursday, November 1, 2001 at 1:00 p.m. New York time. The event can be accessed through HEI's website at http://www.hei.com or by dialing (212) 346-0231 for the teleconference call.

     An online replay will be available at the same website beginning about two hours after the event and continuing through Friday, November 16, 2001. Replays of the teleconference call will also be available approximately two hours after the event through Friday, November 16, 2001 by dialing (800) 633-8284, pass code: 19914764.

     Representing management will be Robert F. Clarke, Chairman, President and CEO, Hawaiian Electric Industries, Inc. A question and answer period will follow brief remarks from management. Also available during the question and answer period will be T. Michael May, President and CEO, Hawaiian Electric Company, Inc.; Constance H. Lau, President and CEO, American Savings Bank, F.S.B.; and Robert F. Mougeot, Financial Vice President, Treasurer and CFO, Hawaiian Electric Industries, Inc.

     HEI is a diversified holding company. Its core businesses are electric utilities, a bank and an international power subsidiary.

                                       ###

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                            (Registrant)


/s/ Robert F. Mougeot                      /s/ Richard A. Von Gnechten
---------------------------------------    -------------------------------------
Robert F. Mougeot                          Richard A. von Gnechten
Financial Vice President,                  Financial Vice President  of HECO
  Chief Financial Officer and Treasurer
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date: October 22, 2001                     Date: October 22, 2001

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